                                                                     Exhibit 1.1

                                                                  EXECUTION COPY



                            LOWE'S COMPANIES, INC.
                        (a North Carolina corporation)




                         8 1/4% Notes due June 1, 2010



                              PURCHASE AGREEMENT



Dated: May 31, 2000

                            LOWE'S COMPANIES, INC.
                        (a North Carolina corporation)

                         8 1/4% Notes due June 1, 2010



                              PURCHASE AGREEMENT

                                                       May 31, 2000


MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated

GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED

c/o MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated

   Merrill Lynch World Headquarters
   North Tower
   World Financial Center
   250 Vesey Street
   New York, New York 10281-1201

Ladies and Gentlemen:

          Lowe's Companies, Inc., a North Carolina corporation (the "Company"), proposes to issue and sell to you, as underwriters (the "Underwriters"), its8 1/4% Notes due June 1, 2010 (the "Securities") on the terms and conditions stated herein and in Schedule B. The Securities are to be sold to each Underwriter, acting severally and not jointly, in the respective principal amounts as are set forth in Schedule A hereto opposite the name of such Underwriter. The Securities are to be issued pursuant to an Amended and Restated Indenture dated as of December 1, 1995 (the "Indenture") between the Company and Bank One, N.A. (formerly known as The First National Bank of Chicago), as trustee (the "Trustee"). The Securities and the Indenture are more fully described in the Prospectus referred to below.

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-34580). The registration statement includes a combined prospectus prepared in accordance with Rule 429 under the Securities Act of 1933, as amended (the "1933 Act"), relating to certain of its debt securities, preferred stock, depositary shares, common stock, preferred stock purchase rights

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and warrants and the offering thereof from time to time in accordance with Rule
415 under the 1933 Act pursuant to the registration statement. The registration statement has been declared effective by the Commission. As provided in Section 3(a), a prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." Such registration statement as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, are hereinafter referred to as the "Registration Statement" and the basic prospectus included in the Registration Statement relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein.

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

          The Company understands that the Underwriters propose to make a public offering of the Securities as soon as you deem advisable after this Agreement has been executed and delivered.

          Section 1. Representations and Warranties. (a) Representations and
                     ------------------------------      -------------------
Warranties of the Company.  The Company represents and warrants to and agrees
-------------------------
with each of the Underwriters that:

          (i)  Compliance with Registration Requirements. The Company meets the
               -----------------------------------------
     requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. On the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, and on the date of the filing by the Company of any annual report on Form 10-K after the original filing of the Registration Statement, the Registration Statement

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     complied in all material respects with the requirements of the 1933 Act, the rules and regulations of the Commission thereunder (the "1933 Act Regulations"), the Trust Indenture Act of 1939, as amended (the "1939 Act") and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date hereof and at the Closing Time (as defined below), (A) the Registration Statement, and any amendments and supplements thereto, comply and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations,
     (B) neither the Registration Statement nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) neither the Prospectus nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that the Company makes no representations or warranties as to
     -------
     statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of or relating to any Underwriter, directly or through you, expressly for use in the Registration Statement or the Prospectus.

          Each Prospectus and Prospectus Supplement filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each Prospectus and Prospectus Supplement delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii)    Incorporated Documents. The documents incorporated or deemed
                  ----------------------
     to be incorporated by reference in the Registration Statement and the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together and with the other information in the Prospectus at the time the Registration Statement became effective, at the time the Prospectuses were issued and at the Closing Time (and if any U.S. Option Shares are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii)   Independent Accountants. Deloitte & Touche LLP, who have
                  -----------------------
     reported upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

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          (iv)    Authorization of Agreement. This Agreement has been duly
                  --------------------------
     authorized, executed and delivered by the Company.

          (v)     Financial Statements. The consolidated financial statements
                  --------------------
     included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and the consolidated cash flows of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial data included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement.

          (vi)    Good Standing of the Company. The Company is a corporation
                  ----------------------------
     duly organized, validly existing and in good standing under the laws of the State of North Carolina with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

          (vii)   Good Standing of Subsidiaries. Each of Lowe's Home Centers,
                  -----------------------------
     Inc., a North Carolina corporation and LF Corporation, a Delaware corporation (together, the "Significant Subsidiaries"; such term has the meaning set forth in Rule 1-02 under Regulation S-X), is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; and each Significant Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company, directly or through one or more Significant Subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

          (viii)  Authorization of Indenture. The Indenture and any supplement
                  --------------------------
     thereto or board resolution or other action of authorized officers of the Company setting forth the terms of the Securities (the Indenture, as so supplemented by the supplement, board resolutions or action of authorized officers being herein referred to as the "Indenture") has been duly authorized by the Company, will be substantially in the form heretofore

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     delivered to you and, when duly executed and delivered by the Company and the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture conforms to the description thereof in the Prospectus.

          (ix)    Authorization of Securities. The Securities have been duly
                  ---------------------------
     authorized by the Company. When executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Securities conform to the description thereof in the Prospectus.

          (x)     Validity of Capital Stock. All of the outstanding shares of
                  -------------------------
     capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; and none of the outstanding shares of capital stock of the Company issued since December 19, 1979 was issued in violation of the preemptive rights of any stockholder of the Company.

          (xi)    No Material Adverse Change in Business. Since the respective
                  --------------------------------------
     dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any subsidiary, other than in the ordinary course of business, that is material to the Company and its subsidiaries, considered as one enterprise, or (C) any dividend (other than ordinary quarterly dividends declared, paid or made in the ordinary course of business) or distribution of any kind declared, paid or made by the Company on its capital stock.

          (xii)   Absence of Defaults and Conflicts. Neither the Company nor any
                  ---------------------------------
     Significant Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries,

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     considered as one enterprise. The execution and delivery of this Agreement and the Indenture by the Company, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated in this Agreement, in the Prospectus and in the Registration Statement and compliance by the Company with the terms of this Agreement and the Indenture, have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any Significant Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties.

          (xiii)  Absence of Further Requirements. No filing with, or
                  -------------------------------
     authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act, the 1939 Act and the securities or blue sky laws of the various states), is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, for the valid authorization, issuance, sale and delivery of the Securities, or for the execution, delivery or performance of the Indenture by the Company.

          (xiv)   Absence of Proceedings. Except as disclosed in the Prospectus,
                  ----------------------
     there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Significant Subsidiary that could result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, or that could materially and adversely affect the properties or assets of the Company and its subsidiaries, considered as one enterprise, or that could adversely affect the consummation of the transactions contemplated in this Agreement; the aggregate of all pending legal or governmental proceedings that are not described in the Prospectus to which the Company or any Significant Subsidiary is a party or which affect any of their respective properties, including ordinary routine litigation incidental to the business of the Company or any Significant Subsidiary, would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

          (xv)    Accuracy of Exhibits. There are no contracts or documents of a
                  --------------------
     character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

          (xvi)   Possession of Licenses and Permits. The Company and the
                  ----------------------------------
     Significant Subsidiaries each owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted (other than such licenses, permits, certificates, consents, orders, approvals and authorizations which, if neither owned, possessed nor obtained, would not have a material adverse effect on the business of the Company and its subsidiaries, considered as one enterprise), and neither the Company nor any Significant Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations.

          (xvii)  Possession of Intellectual Property. The Company and the
                  -----------------------------------
     Significant Subsidiaries each owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and neither the Company nor any Significant Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate, if the subject of an unfavorable decision, ruling or finding, could materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

          (xviii) Absence of Labor Dispute. To the best knowledge of the
                  ------------------------
     Company, no material labor problem exists with its employees or with employees of the Significant Subsidiaries or is imminent and there is no existing or imminent labor disturbance by the employees of any of its or the Significant Subsidiaries' principal suppliers, contractors or customers, in each case, that could be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

          (xix)   Market Stabilization. The Company has not taken and will not
                  --------------------
     take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

          (xx)    Environmental Laws. Except as disclosed in the Registration
                  ------------------
     Statement and except as would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, (A) the Company and the Significant Subsidiaries are each in compliance with all applicable Environmental Laws, (B) the Company and the Significant Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened Environmental Claims against the Company or any of the Significant

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     Subsidiaries, and (D) there are no circumstances with respect to any property or operations of the Company or the Significant Subsidiaries that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or the Significant Subsidiaries.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (b) Officer's Certificate.  Any certificate signed by any officer of
              ---------------------
the Company or any Significant Subsidiary and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          Section 2.  Sale and Delivery to the Underwriters; Closing.  (a)
                      ----------------------------------------------
Securities.  On the basis of the representations and warranties herein
----------
contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price to the Underwriters set forth in Schedule B, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule A, plus any additional principal amount of Securities that such Underwriter may become obligated to purchase pursuant to Section 10 of this Agreement.

          (b) Payment.  Payment of the purchase price for, and delivery of, the
              -------
Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Company and you, at 10:00 A.M. on the third full business day after the date of this Agreement (unless postponed pursuant to Section 10), or at such other time not more than ten full business days thereafter as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Company by wire transfer of immediately available funds to an account designated by the Company, against delivery to you for the respective accounts of the several Underwriters of the Securities to be purchased by them.

          (c) Denominations; Registration.  The Securities to be purchased by
              ---------------------------
the Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time. The Securities will be made available in New York City for examination and packaging by you not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

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          Section 3.  Certain Covenants of the Company.  The Company covenants
                      --------------------------------
with each Underwriter as follows:

          (a) Prospectus Supplement; Delivery of Prospectus.  If reasonably
              ---------------------------------------------
     requested by you in connection with the offering of the Securities, the Company will prepare preliminary prospectus supplements containing such information as you and the Company deem appropriate, and, immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement that complies with the 1933 Act and the 1933 Act Regulations and that sets forth the principal amount of the Securities and their terms not otherwise specified in the Indenture, the name of each Underwriter participating in the offering and the principal amount of the Securities that each severally and not jointly has agreed to purchase, the name of each Underwriter, if any, acting as representative of the Underwriters in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Company, any initial public offering price, any selling concession and reallowance and any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of any preliminary prospectus supplements and the Prospectus as you shall reasonably request.

          (b) Continued Compliance with Securities Laws.  The Company will
              -----------------------------------------
     comply to the best of its ability with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(d), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

          (c) Reporting Requirements.  During the period when a prospectus is
              ----------------------
     required by the 1933 Act to be delivered in connection with sales of the Securities, the Company will, subject to Section 3(d) hereof, file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

          (d) Filing of Amendments.  During the period when a prospectus is
              --------------------
     required by the 1933 Act to be delivered in connection with sales of the Securities, the Company will inform you of its intention to file any amendment to the Registration Statement, any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; will furnish you with copies of any such amendment, supplement or other document a reasonable time in advance of filing; and will not file any such amendment, supplement or other document in a form to which you or your counsel shall reasonably object.

          (e) Notice Upon Effectiveness; Commission Requests.  During the period
              ----------------------------------------------
     when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, the Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order suspending such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

          (f) Delivery of the Registration Statement.  The Company has furnished
              --------------------------------------
     or will furnish to you, without charge, as many signed copies of the Registration Statement (as originally filed) and of all amendments thereto, whether filed before or after such Registration Statement became effective, copies of all exhibits and documents filed therewith or incorporated by reference therein (through the end of the period when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities) and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to you, for each of the Underwriters, one conformed copy of the Registration Statement (as originally filed) and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits). The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (g) Blue Sky Qualifications.  The Company will use its best efforts,
              -----------------------
     in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to
                  --------  -------
     file any
     general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above to continue such qualification in effect for a period of not less than one year from the date hereof. The Company will also supply you with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as you may request.

          (h) Rule 158.  The Company will make generally available to its
              --------
     security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering (i) a period of 12 months beginning after the effective date of the Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such respective effective dates and
     (ii) a period of 12 months beginning after the date of this Agreement but not later than the first day of the Company's fiscal quarter next following the date of this Agreement.

          (i) Use of Proceeds.  The Company will use the net proceeds received
              ---------------
     by it from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (j) Reports to Underwriters.  For a period of five years after the
              -----------------------
     Closing Time, the Company will furnish to you and, upon request, to each Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders or security holders generally.

          Section 4.  Payment of Expenses.
                      -------------------

          (a)  Expenses.  The Company will pay and bear all costs and expenses
               --------
incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and any schedules or exhibits and any documents incorporated therein by reference), as originally filed and as amended, the preliminary prospectus supplement and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof in accordance with Section 3 of this Agreement thereto to the Underwriters, (ii) the preparation, printing and distribution of this Agreement, the Indenture, the Securities, the Blue Sky Survey and the Legal Investment Survey, (iii) the delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under the applicable securities laws in accordance with Section 3(g) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky

Survey and the Legal Investment Survey, (vi) any fees charged by rating agencies for rating the Securities and (vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities.

          (b) Termination of Agreement.  If this Agreement is terminated by you
              ------------------------
in accordance with the provisions of Section 5 or 9(a)(i), the Company shall reimburse the Underwriters for all their out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters.

          Section 5.  Conditions of Underwriters' Obligations.  The obligations
                      ---------------------------------------
of the several Underwriters to purchase and pay for the Securities that they have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any Significant Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement.  The Registration
              ---------------------------------------
     Statement has become effective and at the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters.

          (b) Opinion of Hunton & Williams, Counsel for the Company.  At the
              -----------------------------------------------------
     Closing Time, you shall have received a signed opinion of Hunton & Williams, counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus.

               (ii) Each Significant Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business.

               (iii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the headings "Description of Preferred Stock" and "Description of Common Stock".

               (iv) All of the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; all of such shares are owned by the Company, directly or through one or more Significant Subsidiaries, free and clear of any perfected security interest and, to such counsel's knowledge, any unperfected pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; no holder thereof is subject to personal liability by reason of being such a holder and none of such shares was issued in violation of the preemptive rights of any stockholder of the Significant Subsidiaries.

               (v) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except to the extent that enforcement thereof is contrary to public policy regarding the exculpation of criminal violations, intentional harm, acts of gross negligence or recklessness or violations of securities laws and regulations.

               (vi) The Securities have been duly authorized by the Company and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in its certificate delivered to you at the Closing Time (which fact such counsel need not determine by an inspection of the Securities), the Securities have been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except to the extent that enforcement thereof is contrary to public policy regarding the exculpation of criminal violations, intentional harm, acts of gross negligence or recklessness or violations of securities laws and regulations.

               (vii) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectus that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

               (viii) To the knowledge of such counsel, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement.

               (ix) The execution and delivery of this Agreement and the Indenture by the Company, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated in this Agreement, in the Indenture, in the Prospectus and in the Registration Statement, and the compliance by the Company with the terms of this Agreement and the Indenture do not and will not result in any violation of the charter or by-laws of the Company or any Significant Subsidiary, and do not and will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to such counsel, to which the Company or any Significant Subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise), (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties.

               (x) The descriptions in the Prospectus of the statutes, regulations, legal or governmental proceedings, contracts or other documents therein described are accurate and fairly summarize the information required to be shown.

               (xi) This Agreement has been duly authorized, executed and delivered by the Company.

               (xii)  The Indenture has been duly qualified under the 1939 Act.

               (xiii) The Securities and the Indenture conform in all material respects as to legal matters to the descriptions thereof in the Prospectus.

               (xiv) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act, the 1939 Act and the securities or blue sky laws of the various states), is required for the valid authorization, issuance, sale and delivery of the Securities or for the execution, delivery or performance of the Indenture by the Company.

               (xv) The Registration Statement became effective under the 1933 Act on April 20, 2000; any required filing of any preliminary prospectus supplement or the Prospectus Supplement pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of the knowledge of such counsel, the Registration Statement is still effective, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated under the 1933 Act.

               (xvi) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and the Indenture and the Statement of Eligibility of the Trustee on Form T-1 filed with the Commission as part of the Registration Statement appear on their face to have been appropriately responsive in all material respects to the requirements of the 1939 Act and the 1939 Act Regulations.

               (xvii) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data in tabular format included therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations.

               (xviii) Such counsel have participated in the preparation of the Registration Statement and the Prospectus and are familiar with or have participated in the preparation of the documents incorporated by reference in the Prospectus and no facts have come to the attention of such counsel to lead them to believe that (A) the Registration Statement or any amendment thereto (except for the financial statements and other financial information and statistical data in tabular format included or incorporated by reference therein or omitted therefrom and the Statement of Eligibility of the Trustee on Form T-1 filed in connection with such Registration Statement, as to which such counsel need express no opinion), on the original effective date of the Registration Statement, on the date of the filing of any annual report on Form 10-K after the filing of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, on the date of this Agreement, or on the date any such amendment that became effective after the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial information and statistical data in tabular format included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of the date of the Prospectus Supplement and as of the Closing Time, included or include an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the documents incorporated by reference in the Prospectus (except for the financial statements and other financial information and statistical data in tabular format included therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Securities pursuant to this Agreement as counsel for the Underwriters may reasonably request. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the States of New York and North Carolina and the federal law of the United States, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Significant Subsidiaries and certificates of public officials; provided that such certificates have been delivered to the Underwriters.

          (c) Opinion of Counsel to the Underwriters.  At the Closing Time, you
              --------------------------------------
     shall have received the favorable opinion of Shearman & Sterling, counsel for the Underwriters, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect that the opinion delivered pursuant to Sections 5(b) hereof appear on its face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, the Securities, this Agreement, the Indenture, the Registration Statement, the Prospectus, the documents incorporated by reference and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Significant Subsidiaries and certificates of public officials; provided that such certificates have been delivered to the
                --------
     Underwriters.

          (d) Officers' Certificate.  At the Closing Time, (i) the Registration
              ---------------------
     Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations, and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company or any Significant Subsidiary that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any Significant Subsidiary before or by any government, governmental instrumentality or court, domestic or foreign, that could result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, other than as set forth in the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied relating to the transactions contemplated by this Agreement, the Indenture, the Registration Statement and the Prospectus at or prior to the Closing Time and (v) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or an Executive Vice President, and the Treasurer or Assistant Treasurer or Controller, of the Company, dated as of the Closing Time, to such effect.

          (e) Accountants' Comfort Letter.  At the Closing Time, you shall
              ---------------------------
     receive from Deloitte & Touche LLP a letter, dated as of the Closing Time, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information incorporated by reference in the Registration Statement and Prospectus and the specified date referred to therein shall be a date not more than three days prior to the Closing Time.

          (f) Rating Agencies.  Subsequent to the execution and delivery of this
              ---------------
     Agreement and prior to the Closing Time, there shall not have been any downgrading, nor any notice given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities, including the Securities, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act.

          (g) Additional Documents. At the Closing Time, counsel for the
              --------------------
     Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the matters referred to in Section 5(c) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Securities as contemplated in this Agreement shall be satisfactory in form and substance to you and to counsel for the Underwriters.

          (h) Termination of Agreement. If any of the conditions specified in
              ------------------------
     this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by you on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in
     Section 4. Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 shall remain in effect.

          Section 6.  Indemnification.
                      ---------------

          (a) Indemnification of the Underwriters.  The Company agrees to
              -----------------------------------
     indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact contained to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section
                                           --------
     6(d) hereof) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by and relating to any Underwriter through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

          (b) Indemnification of the Company, Directors and Officers.  Each
              ------------------------------------------------------
Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity agreement contained in
Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (including any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by and relating to such Underwriter through you expressly for use in the Registration Statement (including any amendment thereto) or such preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

          (c) Actions Against Parties; Notification.  Each indemnified party
              -------------------------------------
shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) hereof, counsel to the indemnified parties shall be selected by Merrill Lynch and, in the case of parties indemnified pursuant to Section 6(b) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not
        --------  -------
(except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement Without Consent if Failure to Reimburse.  If at any
              --------------------------------------------------
time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. The indemnified party shall promptly reimburse the indemnifying party for all amounts advanced to it pursuant to this Section 6(d) hereof (unless it is entitled to such amounts under Section 7 hereof) if it shall be finally judicially determined that such indemnified party was not entitled to indemnification hereunder and such loss, liability, claim, damage or expense arose out of (i) an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by and relating to the indemnified party expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or (ii) a fraudulent misrepresentation (within the meaning of Section 11 of the 1933 Act) by the indemnified party.

          SECTION 7.  Contribution
                      ------------

          If the indemnification provided for in Section 6 hereof is for any reason held to be unavailable or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover.

          The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Securities set forth opposite their respective names in Schedule A hereto and not joint.

          Section 8.  Representations, Warranties and Agreements to Survive
                      -----------------------------------------------------
Delivery.  All representations, warranties, indemnities, agreements and other
--------
statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, any Underwriter or any person who controls the Company or any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and will survive delivery of and payment for the Securities.

          Section 9.  Termination of Agreement.
                      ------------------------

          (a)  Termination Generally.  You may terminate this Agreement, by
               ---------------------
notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect is such as to make it, in your judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities or (iii) if trading in any securities of the Company has been suspended by the Commission or the National Association of Securities Dealers, Inc., or if trading generally on either the American Stock Exchange or the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of such exchanges or such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority or (iv) if a banking moratorium has been declared by either federal, New York or North Carolina authorities. As used in this Section 9(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

          (b) Liabilities.  If this Agreement is terminated pursuant to this
              -----------
Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 shall survive such termination and remain in full force and effect.

          (c) Alternative Termination.  This Agreement may also terminate
              -----------------------
pursuant to the provisions of Section 2, with the effect stated in such Section.

          Section 10.  Default by One or More of the Underwriters.  If one or
                       ------------------------------------------
more of the Underwriters shall fail at the Closing Time to purchase the Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, the non-defaulting Underwriters have not completed such arrangements within such 24-hour period, then:

          (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, each non-defaulting Underwriter shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective Securities underwriting obligation proportions bear to the underwriting obligations of all non-defaulting Underwriters; or

          (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

          No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default that does not result in a termination of this Agreement, either the non-defaulting Underwriters or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for a Underwriter under this
Section 10.

          Section 11.  Notices.  All notices and other communications under this
                       -------
Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters and the Company shall be directed to the addresses specified below.

To the Company:

          Lowe's Companies, Inc.
          P.O. Box 1111
          North Wilkesboro, North Carolina  28656
          Attention: Steven A. Hellrung, Senior Vice President,
                       General Counsel and Secretary
          Telecopy No.: (336) 658-2073

To the Underwriters:

          c/o Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated
          World Financial Center
          250 Vesey Street
          North Tower - 10th Floor
          New York, New York 10281-1209
          Attention: A. Scott Lemone
          Telecopy No.: (212) 449-1245

          Section 12.  Parties.  This Agreement herein set forth is made solely
                       -------
for the benefit of the several Underwriters, the Company and, to the extent expressed, any person who controls the Company or any of the Underwriters within the meaning of Section 15 of the 1933 Act, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 10, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Securities. All of the obligations of the Underwriters hereunder are several and not joint.

          Section 13.  Representation of Underwriters.  Merrill Lynch will act
                       ------------------------------
for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under or in respect of this Agreement taken by Merrill Lynch will be binding upon all Underwriters.

          Section 14.  Governing Law and Time.  This Agreement shall be governed
                       ----------------------
by and construed in accordance with the laws of the State of New York. Unless otherwise indicated, specified times of the day refer to New York City time.

          Section 15.  Effective of Headings.  The Article and Section heading
                       ---------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 16.  Counterparts.  This Agreement may be executed in one or
                       ------------
more counterparts, and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                        ______________________________

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    LOWE'S COMPANIES, INC.

                                    By   /s/ Robert Niblock
                                         ------------------------
                                         Name:  Robert Niblock
                                         Title: Senior Vice President,
                                                Finance

CONFIRMED AND ACCEPTED
as of the date first above written:

MERRILL LYNCH & CO.
 Merrill Lynch, Pierce, Fenner & Smith Incorporated
GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED

By: Merrill Lynch, Pierce, Fenner & Smith Incorporated


By /s/ Merrill Lynch, Pierce, Fenner & Smith Incorporated
   ------------------------------------------------------

                                  SCHEDULE A

                                                    Principal
                                                    amount of
Underwriter                                         Securities
-----------                                         ----------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated                          $ 250,000,000
Goldman, Sachs & Co.                                125,000,000
Morgan Stanley & Co. Incorporated.                  125,000,000
                                                  -------------
               Total                              $ 500,000,000

                                  SCHEDULE B

                                                            Dated: May 31, 2000

                            LOWE'S COMPANIES, INC.

                         8 1/4% Notes due June 1, 2010

Principal amount to be issued: $500,000,000

Current ratings: None

Interest rate: 8.250%, payable semiannually on June 1 and December 1 of each year, beginning December 1, 2000

Interest accrues from: June 5, 2000

Date of maturity: June 1, 2010

Redemption provisions: None

Sinking fund requirements: None

Initial public offering price:99.740% of the principal amount plus accrued interest from June 5, 2000.

Purchase price: 99.090% of the principal amount plus accrued interest from June 5, 2000.

Closing date, time and location: June 5, 2000, 10:00 A.M., New York City time, at Shearman & Sterling, 599 Lexington Avenue, New York, New York

Delayed delivery contracts: Not authorized

Listing requirement: None

Other terms and conditions: None